Exhibit 10.1

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of January 29, 2015 by and among Campus Crest Communities, Inc., a Maryland corporation (the “Company”), and the Persons listed on Schedule I hereto (the “Holders,” and each individually, a “Holder”).

WHEREAS, the Company is the sole member of Campus Crest GP, LLC, which is the general partner of Campus Crest Communities Operating Partnership, LP (the “Operating Partnership”), which is the operating partnership of the Company;

WHEREAS, the Company entered into that certain Purchase and Sale Agreement, dated as of February 26, 2013, by and among Copper Beech Townhome Communities, LLC (“CBTC”), Copper Beech Townhome Communities (PA), LLC (“CBTC PA”), CB-Campus Crest, LLC (“CB-Campus Crest”), CB-Campus Crest PA, LLC (“CB-Campus Crest PA”), the Company (together with CBTC, CBC PA, CB-Campus Crest and CB-Campus Crest PA, the “Buyer Parties”) and the Holders, as amended by that certain Amendment to Purchase and Sale Agreement, dated as of September 30, 2013 (as amended, the “Purchase Agreement”), pursuant to which the Buyer Parties have agreed to acquire a portfolio of student housing properties (the “CB Portfolio”);

WHEREAS, the Company is entering into an amendment (the “Second Amendment”) to the Purchase Agreement, pursuant to which, among other things, the Buyer Parties will (i) increase their membership interests in certain of the student housing properties in the CB Portfolio to 100%, (ii) acquire 100% of the remaining membership interests of CB Campus Crest Services, LLC, and (iii) acquire 100% of the remaining membership interests in Copper Beech at Ames, Iowa;

WHEREAS, as consideration for the transactions contemplated by the Second Amendment, the Company will cause the Operating Partnership to issue common limited partnership units (the “OP Units”) to the Holders in such amounts as set forth in the Second Amendment;

WHEREAS, the Holders, following the initial closing of the transactions contemplated by the Second Amendment, will hold OP Units, as set forth on Schedule I hereto and following the Second Closing (as defined below), will hold OP Units, as set forth on Schedule II hereto;

WHEREAS, pursuant to the terms of Section 8.6 and the other related provisions of the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (such agreement, as amended from time to time, the “Partnership Agreement”), at any time on or after (i) the date twelve (12) months after the Effective Date (as defined in the Partnership Agreement) or (ii) such later date as may be expressly stated in an agreement entered into between the Operating Partnership and any Holder of an OP Unit, and subject to the various limitations contained in the Partnership Agreement and other instruments being delivered in connection with the transactions contemplated by the Second Amendment, each Holder shall be entitled to require the Operating Partnership to redeem all or any portion of any OP Units then held by such Holder for cash or, at the Company’s election, shares of its common stock, par value $0.01 per share (the “Redemption Shares”); and

WHEREAS, the Company has agreed to grant to the Holders the registration rights described in this Agreement.

NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby agree as follows:

section 1	DEFINITIONS

As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” mean this Registration Rights Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof.

“Black-Out Period” has the meaning set forth in Section 2.4.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

“Buyer Parties” has the meaning set forth in the recitals to this Agreement.

“CB Portfolio” has the meaning set forth in the recitals to this Agreement.

“CB-Campus Crest” has the meaning set forth in the recitals to this Agreement.

“CB-Campus Crest PA” has the meaning set forth in the recitals to this Agreement.

“CBTC” has the meaning set forth in the recitals to this Agreement.

“CBTC PA” has the meaning set forth in the recitals to this Agreement.

“Commission” means the Securities and Exchange Commission or any successor agency then having jurisdiction to enforce the Securities Act.

“Common Shares” means shares of the Company’s common stock, $0.01 par value per share, in the Company, including any capital stock of the Company into which such shares of common stock are reclassified or reconstituted.

“Company” has the meaning set forth in the preamble to this Agreement.

“Disclosure Package” means, with respect to any offering of securities, (a) the Prospectus, (b) each Free Writing Prospectus and (c) all other information, in each case, that is deemed, under Rule 159 under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

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“Filing Deadline” has the meaning set forth in Section 2.3.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 under the Securities Act.

“Holder” has the meaning set forth in the preamble to this Agreement.

“Indemnified Party” has the meaning set forth in Section 4.3.

“Indemnifying Party” has the meaning set forth in Section 4.3.

“Issuer Registration Statement” has the meaning set forth in Section 2.3.

“Liquidated Damages” has the meaning set forth in Section 2.3.

“OP Units” has the meaning set forth in the recitals to this Agreement.

“Operating Partnership” has the meaning set forth in the recitals to this Agreement.

“Partnership Agreement” has the meaning set forth in the recitals to this Agreement.

“Person” means an individual or a corporation, partnership, limited liability company, trust, unincorporated organization, associations or other entity.

“Prospectus” has the meaning set forth in Section 2.3.

“Redemption Shares” has the meaning set forth in the recitals to this Agreement.

“Registrable Securities” means the Redemption Shares and any Common Shares issued to a Holder with respect to the Redemption Shares by way of share dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any Common Shares or voting common shares issuable upon conversion, exercise or exchange thereof.

“Registration Expenses” has the meaning set forth in Section 5.

“Registration Statement” has the meaning set forth in Section 2.3.

“Second Amendment” has the meaning set forth in the recitals to this Agreement.

“Second Closing” means the closing of the acquisition by the Company and/or its affiliates of additional membership interests in each of Copper Beech Townhome Communities Twenty Six, LLC, Copper Beech Townhome Communities Twenty Eight, LLC, Copper Beech Townhome Communities Twenty Nine, LLC and Copper Beech Townhome Communities IUP Buy SPE Management, LLC.

“Second Closing Date” means the date of the Second Closing.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Suspension Event” has the meaning set forth in Section 2.3.

section 2	REGISTRATION RIGHTS; ISSUER REGISTRATION STATEMENT

2.1      Grant of Rights. The Company hereby agrees that each Holder shall be entitled to offer its Registrable Securities for sale pursuant to a Registration Statement, subject to the terms and conditions set forth in this Agreement (the “Registration Rights”).

2.2      Registrable Securities. For the purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when (a) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (b) the entire amount of the Registrable Securities owned by a Holder may be sold in a single sale, in the opinion of counsel satisfactory to the Company and such Holder, each in their reasonable judgment, without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act, or (c) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the Registration Rights granted by this Agreement.

2.3      Issuer Registration Statement. On or prior to the nine month anniversary of the earlier of (i) the Second Closing Date and (ii) March 31, 2015 (the “Filing Deadline”), the Company shall file with the Commission a shelf registration statement (an “Issuer Registration Statement”) that, notwithstanding any redemption limitations set forth in the Second Amendment, registers all of the Registrable Securities that may be issued to the Holders upon redemption of OP Units held by such Holders and complies as to form in all material respects with applicable Commission rules providing for the registration of the Registrable Securities. In the event that the Company fails to file an Issuer Registration Statement with the Commission on or prior to the Filing Deadline, the Company shall pay liquidated damages (“Liquidated Damages”) to the Holders in an amount equal to $1,000 per day from and including the day following the Filing Deadline to but excluding the date on which the Company files an Issuer Registration Statement with the Commission. Any Liquidated Damages accrued pursuant to this Section 2.3 shall be payable by the Company to the Holders within ten (10) Business Days following the end of each 30-day period by wire transfer of immediately available funds. The Company agrees to use commercially reasonable efforts to cause the Issuer Registration Statement and related prospectus to be declared and remain effective by the Commission as soon as practicable; provided that if the Company, in its good faith judgment, determines that any registration should not be made or continued because the negotiation or consummation of a material transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Issuer Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the Company’s reasonable determination, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance a “Suspension Event”), the Company may postpone the filing of an Issuer Registration Statement or suspend the effectiveness thereof. The Company agrees to keep the Issuer Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until such time as the Holders no longer own any Registrable Securities. When the Registrable Securities are issued to the Holders pursuant to an Issuer Registration Statement, subject to the foregoing provisos, the Company shall:

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(a)       promptly notify the Holders: (i) when the Issuer Registration Statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Issuer Registration Statement has been filed, and, with respect to the Issuer Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Issuer Registration Statement or the initiation or threat of any proceedings for that purpose, and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Redemption Shares for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose;

(b)       promptly use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Issuer Registration Statement, and, if any such order suspending the effectiveness of the Issuer Registration Statement is issued, shall promptly use commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible moment; and

(c)       use commercially reasonable best efforts to cause all such Registrable Securities to be, or continue to be, listed on a national securities exchange.

As used herein, “Registration Statement” and “Prospectus” refer to a registration statement and related prospectus (including any preliminary prospectus) filed pursuant to the Securities Act utilized by the Company to satisfy a Holder’s Registration Rights pursuant to this Agreement, including, but not limited to, an Issuer Registration Statement and related prospectus (including any preliminary prospectus) and any documents incorporated therein by reference.

2.4      Restrictions on Public Sale by Holders. Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, directly or indirectly sell, offer to sell (including, without limitation, any short sale), grant any option or otherwise transfer or dispose of any Registrable Securities (other than to donees or Affiliates of a Holder who agree to be similarly bound) within seven days prior to and for up to 90 days following the effective date of a registration statement of the Company filed under the Securities Act or the date of an underwriting agreement with respect to an underwritten public offering of the Company’s securities (the “Black-Out Period”); provided, however, that:

(i)        all executive officers and directors of the Company then holding Common Shares shall enter into similar agreements;

(ii)        the Company shall use commercially reasonable efforts to obtain similar agreements from each 10% or greater equity holders of the Company; and

(iii)       the Holders shall be allowed any concession or proportionate release allowed to any officer, director or other 10% or greater equity holders of the Company that entered into similar agreements.

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Registrable Securities subject to this Section 2.4 and to impose stop transfer instructions with respect to the Registrable Securities and such other Common Shares of a Holder (and the Common Shares or securities of every other person subject to the foregoing restriction) until the end of such period.

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2.5      Suspension of Offering. Notwithstanding Section 2.3 hereof, if the Board of Directors, in its good faith judgment, determines that any registration should not be made or continued because of a Suspension Event, the Company may postpone the filing of a Registration Statement and, upon the approval of a majority of the Board of Directors, require the Holders not to sell under the Registration Statement or to suspend the effectiveness thereof; provided, however, that the Company may not delay, suspend or withdraw the Registration Statement for more than sixty (60) days at any one time, or more than twice in any twelve (12) month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus) not misleading, each Holder agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until such Holder receives copies of a supplemental or amended Prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in the written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, each Holder will deliver to the Company all copies of the Prospectus covering the Registrable Securities current at the time of receipt of such notice, other than permanent file copies then in the possession of such Holder’s counsel.

section 3	REGISTRATION PROCEDURES

3.1      Qualification. The Company agrees to use commercially reasonable efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as a Holder may reasonably request in writing, and shall use commercially reasonable efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement or during the period offers or sales are being made by the Holders after delivery of a Registration Notice to the Company, whichever is shorter, and to do any and all other similar acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the Registrable Securities in each such jurisdiction; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Agreement, (ii) take any action that would cause it to become subject to any taxation in any jurisdiction where it would not otherwise be subject to such taxation or (iii) take any action that would subject it to the general service of process in any jurisdiction where it is not then so subject.

3.2      Obligations of the Company. When the Company is required to effect the registration of Registrable Securities under the Securities Act pursuant to Section 2 of this Agreement, subject to Section 2.5 hereof (as applicable), the Company shall:

(a)       prepare and file with the Commission such amendments and supplements as to the Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to keep such Registration Statement effective and (ii) to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement, in each case for such time as is contemplated in Section 2.3 of this Agreement;

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(b)       furnish, without charge, to each Holder selling Registrable Securities, prior to filing a Registration Statement, such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits, but excluding any documents to be incorporated by reference therein that are publicly available on the Commission’s Electronic Data Gathering, Analysis and Retrieval system), and the Prospectus included in such Registration Statement in conformity with the requirements of the Securities Act as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder;

(c)      notify the Holders: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose;

(d)       promptly use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if any such order suspending the effectiveness of a Registration Statement is issued, shall promptly use commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible moment;

(e)      use commercially reasonable best efforts to cause all such Registrable Securities to be, or continue to be, listed on a national securities exchange; and

(f)       if requested by a Holder participating in the offering of Registrable Securities, incorporate in a prospectus supplement or post-effective amendment such information concerning such Holder or the intended method of distribution as such Holder reasonably requests to be included therein and is reasonably necessary to permit the sale of the Registrable Securities pursuant to the Registration Statement, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other material terms of the offering of the Registrable Securities to be sold in such offering; provided, however, that the Company shall not be obligated to include in any such prospectus supplement or post-effective amendment any requested information that is not required by the rules of the Commission and is unreasonable in scope compared with the Company’s most recent prospectus or prospectus supplement used in connection with a primary or secondary offering of equity securities by the Company.

3.3       Obligations of Holders. In connection with any Registration Statement utilized by the Company to satisfy the Registration Rights, each Holder selling Registrable Securities agrees to cooperate with the Company in connection with the preparation of the Registration Statement, and each Holder selling Registrable Securities agrees that it will (i) respond within ten (10) Business Days to any reasonable written request by the Company to provide or verify information regarding such Holder or such Holder’s Registrable Securities (including the proposed manner of sale) that may be required to be included in such Registration Statement and related Prospectus pursuant to the rules and regulations of the Commission, and (ii) provide in a timely manner information regarding the proposed distribution by such Holder of the Registrable Securities and such other information as may be requested by the Company from time to time in connection with the preparation of and for inclusion in the Registration Statement and related Prospectus.

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section 4	INDEMNIFICATION; CONTRIBUTION

4.1      Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any of their partners, members, officers, directors, employees or representatives, as follows:

(a)      against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Disclosure Package, Prospectus, Free Writing Prospectus or in any amendment or supplement thereto; and (b) the omission or alleged omission to state, in any Registration Statement, Disclosure Package, Prospectus, Free Writing Prospectus or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made;

(b)       against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(c)       against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

provided, however, that the indemnity provided pursuant to this Section 4.1 does not apply to any Holder with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement, Disclosure Package, Prospectus, Free Writing Prospectus or in any amendment or supplement thereto or (B) such Holder’s failure to deliver an amended or supplemental prospectus furnished to such Holder by the Company, if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act).

4.2       Indemnification by Holder. Each Holder (and each permitted assignee thereof, on a several basis) severally and not jointly agrees to indemnify and hold harmless the Company, and each of its directors or trustees, as applicable, and officers (including each director or trustee, as applicable, and officer of the Company who signed a Registration Statement), any underwriter retained by the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

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(a)       against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Disclosure Package, Prospectus, Free Writing Prospectus or in any amendment or supplement thereto; and (b) the omission or alleged omission to state, in any Registration Statement, Disclosure Package, Prospectus, Free Writing Prospectus or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made;

(b)      against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of such Holder; and

(c)      against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

provided, however, that the indemnity provided pursuant to this Section 4.2 shall only apply with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement, Disclosure Package, Prospectus, Free Writing Prospectus or in any amendment or supplement thereto or (B) such Holder’s failure to deliver an amended or supplemental prospectus furnished to such Holder by the Company, if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 4.2, such Holder and any permitted assignee shall not be required to indemnify any Person pursuant to this Section 4.2 in excess of the amount of the net proceeds (after deducting the underwriters’ discounts and commissions) to such Holder or such permitted assignee, as the case may be, from sales of the Registrable Securities of such Holder under the Registration Statement that is the subject of the indemnification claim.

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4.3       Conduct of Indemnification Proceedings. An indemnified party hereunder (the “Indemnified Party”) shall give reasonably prompt notice to the indemnifying party (the “Indemnifying Party”) of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the Indemnifying Party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 4.1 or 4.2 above, unless and only to the extent the lack of notice by the Indemnified Party results in the forfeiture by the Indemnifying Party of substantial rights and defenses, and (ii) shall not, in any event, relieve the Indemnifying Party from any obligations to any Indemnified Party other than the indemnification obligation provided under Section 4.1 or 4.2 above. If the Indemnifying Party so elects within a reasonable time after receipt of such notice, the Indemnifying Party may assume the defense of such action or proceeding at such Indemnifying Party’s own expense with counsel chosen by the Indemnifying Party and approved by the Indemnified Party, which approval shall not be unreasonably withheld; provided, however, that the Indemnifying Party will not settle, compromise or consent to the entry of any judgment with respect to any such action or proceeding without the written consent of the Indemnified Party unless such settlement, compromise or consent secures the unconditional release of the Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expense of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel approved by the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not be entitled to assume such defense and the Indemnified Party shall be entitled to separate counsel at the Indemnifying Party’s expense. If the Indemnifying Party is not entitled to assume the defense of such action or proceeding as a result of clause (iii) above, the Indemnifying Party’s counsel shall be entitled to conduct the Indemnifying Party’s defense and counsel for the Indemnified Party shall be entitled to conduct the defense of the Indemnified Party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the Indemnifying Party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the Indemnifying Party will pay the reasonable fees and expenses of counsel for the Indemnified Party. In such event, however, the Indemnifying Party will not be liable for any settlement effected without the written consent of the Indemnifying Party. If an Indemnifying Party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the Indemnifying Party shall not be liable for any fees and expenses of counsel for the Indemnified Party incurred thereafter in connection with such action or proceeding.

4.4      Contribution.

(a)      In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 4.1 and 4.2 above is for any reason held to be unenforceable by the Indemnified Party although applicable in accordance with its terms, the Indemnified Party and the Indemnifying Party shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Indemnified Party and the Indemnifying Party, in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Indemnifying Party on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the Indemnifying Party or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

(b)      The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4.4, a Holder shall not be required to contribute any amount in excess of the amount of the net proceeds (after deducting the underwriters’ discounts and commissions) to such Holder from sales of the Registrable Securities of such Holder under the Registration Statement that is the subject of the indemnification claim.

(c)      Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 4.4, each person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

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section 5	EXPENSES

The Company shall pay all Registration Expenses (as defined below) incident to the performance by the Company of its registration obligations under Section 2 above, including (i) Commission, stock exchange and FINRA registration and filing fees, (ii) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses, and (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any “comfort” letters or any special audits incident to or required by any registration or qualification). All of the costs and expenses described in the preceding sentence of this Section 5 are referred to herein as “Registration Expenses.” Each Holder shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of such Holder’s counsel, accountants and other advisors, and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Holder pursuant to this Agreement.

section 6	RULE 144 COMPLIANCE

The Company covenants that it will use its best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable the Holders to sell the Registrable Securities pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by a Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as Holder may reasonably request at least five (5) Business Days prior to any sale of Registrable Securities hereunder.

section 7	MISCELLANEOUS

7.1      Integration; Amendment. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by each of the parties hereto. Notwithstanding the foregoing, the Company, without the consent of any other party hereto, may amend this Agreement to add any permitted transferee of a Holder as a party to this Agreement as a Holder.

7.2      Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

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7.3      Assignment; Successors and Assigns. This Agreement and the rights granted hereunder may not be assigned by any Holder (except to another Holder) without the written consent of the Company; provided, however, that a Holder may assign its rights and obligations hereunder, without such consent, in connection with a transfer of some or all of such Holder’s Registrable Securities (i) to the extent permitted under the Partnership Agreement or the Charter, as applicable, and (ii) provided such transferee agrees in writing to be bound by all of the provisions hereof and the Holder provides written notice to the Company within ten (10) days of the effectiveness of such assignment. This Agreement shall inure to the benefit of and be binding upon all of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and permitted assigns, including, without limitation, any successor of the Company by merger, acquisition, reorganization, recapitalization or otherwise.

7.4      Notices. All notices called for under this Agreement shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, (b) on the first Business Day following the date of dispatch if delivered by a nationally recognized next-day courier service, (c) on the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, or (d) if sent by facsimile transmission during business hours on a Business Day, when transmitted and receipt is confirmed, or otherwise on the following Business Day. All notices hereunder shall be delivered to the parties at the addresses set forth opposite their signatures below, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 7.4 for the service of notices; provided, however, that notices of a change of address shall be effective only upon receipt thereof.

7.5      Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

7.6      Governing Law; Consent to Jurisdiction.

(a)      This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the conflict of law provisions thereof). Each party irrevocably submits to the exclusive jurisdiction of the State and Federal courts in the State of Delaware, and any appellate court from any thereof, in any suit, action or other proceeding arising out of or relating to this Agreement or any transaction contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each party irrevocably and unconditionally agrees that all claims in respect of any such suit, action or other proceeding may be heard and determined in such Delaware State court or, to the extent permitted by applicable law, in such Federal court. The parties agree that a final judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(b)      Each party irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any suit, action or other proceeding arising out of or relating to this Agreement or any transaction contemplated hereby or thereby in any court referred to in the first sentence of paragraph (a) of this Section 7.6. Each party irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of any suit, action or other proceeding arising out of or relating to this Agreement or any transaction contemplated hereby or thereby in any court referred to in the first sentence of paragraph (a) of this Section 7.6.

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(c)       Each party consents, to the fullest extent permitted by applicable law, to service of any process, summons, notice or document in the manner provided for notices in Section 7.4. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by applicable Law.

7.7      Waiver of Jury Trial. Each party hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect to any litigation, directly or indirectly, arising out of or relating to this Agreement or any transaction contemplated hereby or thereby. Each party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 7.7.

7.8      Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

7.9      Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

7.10     Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. This Agreement may be executed by facsimile signatures

7.11    Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

7.12    No Third Party Beneficiaries. It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

Signatures on following page

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first herein above set forth.

COMPANY:

CAMPUS CREST COMMUNITIES, INC.

By:	/s/ Aaron Halfacre
Name: Aaron Halfacre
Title: Executive Vice President and Chief Investment Officer

[Signature Page to Registration Rights Agreement]

Address:	HOLDERS:

MCWHIRTER FAMILY LIMITED PARTNERSHIP

By: /s/ John R. McWhirter
Name: John R. McWhirter
Title: General Partner

By: /s/ Jeanette D.. McWhirter
Name: Jeanette D. McWhirter
Title: General Partner

/s/ John R. McWhirter
John R. McWhirter

/s/ Jeanette D. McWhirter
Jeanette D. McWhirter

/s/ John w. McWhirter
John W. McWhirter

/s/ Jodi McWhirter
Jodi McWhirter

/s/ Thomas D. Simco
Thomas D. Simco

/s/ Betty Simco
Betty Simco

/s/ Mark McWhirter
Mark McWhirter

[Signature Page to Registration Rights Agreement]

/s/ Debbie McWhirter
Debbie McWhirter

/s/ Andy McWhirter
Andy McWhirter

/s/ Mary James
Mary James

/s/ Eric Heiser
Eric Heiser

/s/ Rebecca Heiser
Rebecca Heiser

/s/ Brian McWhirter
Brian McWhirter

/s/ Susan McWhirter
Susan McWhirter

/s/ Robert Heiser
Robert Heiser

/s/ Judy McWhirter
Judy Heiser

/s/ Gail McWhirter
Gail McWhirter

/s/ Frederick Brenner
Frederick Brenner

/s/ Patricia Oldford
Patricia Oldford

/s/ Chris Summers
Chris Summers

/s/ Maria Summers
Maria Summers

/s/ Thomas Foley
Thomas Foley

[Signature Page to Registration Rights Agreement]

SCHEDULE I

Holders (Name and Address)	OP Units
McWhirter Family Limited Partnership	2,292,920

John W. McWhirter	468,599

Jodi McWhirter	468,599

Thomas D. Simco & Betty Simco	941,689

Mark McWhirter & Debbie McWhirter	962,755

Andrew J. McWhirter	481,378

Mary James	481,378

Eric Heiser & Rebecca Heiser	962,755

Brian McWhirter & Susan McWhirter	956,665

Robert Heiser & Judy Heiser	962,755

Gail McWhirter	183,895

Frederick Brenner	572,452

Patricia Oldford	297,424

Chris Summers & Maria Summers	321,435

Thomas Foley	—

Totals	10,354,699

SCHEDULE II

Holders (Name and Address)	OP Units
McWhirter Family Limited Partnership	2,784,355

John W. McWhirter	550,408

Jodi McWhirter	550,408

Thomas D. Simco & Betty Simco	1,105,307

Mark McWhirter & Debbie McWhirter	1,126,373

Andy McWhirter	563,186

Mary James	563,186

Eric Heiser & Rebecca Heiser	1,126,373

Brian McWhirter & Susan McWhirter	1,120,283

Robert Heiser & Judy Heiser	1,126,373

Gail McWhirter	206,205

Frederick Brenner	728,100

Patricia Oldford	375,300

Chris Summers & Maria Summers	460,031

Thomas Foley	21,888

Totals	12,407,777

[Signature Page to Registration Rights Agreement]